Income taxes	12 Months Ended
Mar. 31, 2017
Income taxes

13.    Income taxes:

Total income taxes recognized for the fiscal years ended March 31, 2015, 2016 and 2017 are as follows:

	2015	2016	2017
	Millions of yen
Income from continuing operations	¥397,349	¥354,825	¥468,370
Other comprehensive income (loss) (Note 16)	50,100	(128,200)	43,359
Additional paid-in capital (Note 16)	(34,823)	—	(28,808)

Total income taxes	¥412,626	¥226,625	¥482,921

Substantially all of NTT Group’s income before income taxes and equity in earnings (losses) of affiliated companies for all periods presented and the related income tax expenses (benefits) are related to domestic operations. During the fiscal year ended March 31, 2015, NTT and its domestic subsidiaries were subject to a National Corporate Tax of 25.5%, a Corporate Inhabitant Tax of approximately 5% and a deductible Corporate Enterprise Tax of approximately 8%, which in the aggregate resulted in a combined statutory income tax rate of approximately 36%. During the fiscal year ended March 31, 2016, NTT and its domestic subsidiaries were subject to a National Corporate Tax of 24.95%, a Corporate Inhabitant Tax of approximately 4% and a deductible Corporate Enterprise Tax of approximately 6%, which in the aggregate resulted in a combined statutory income tax rate of approximately 33%. During the fiscal year ended March 31, 2017, NTT and its domestic subsidiaries were subject to a National Corporate Tax of 24.43%, a Corporate Inhabitant Tax of approximately 4% and a deductible Corporate Enterprise Tax of approximately 4%, which in the aggregate resulted in a combined statutory income tax rate of approximately 31%. The rate of the Corporate Inhabitant Tax and Corporate Enterprise Tax differs depending on the municipalities.

The “Act on the Partial Revision of the Income Tax Act” and other laws were enacted on March 31, 2015, changing, among other things, the tax rates for fiscal years beginning on or after April 1, 2015. Due to this change, the statutory tax rate applied to the calculation of the amount of deferred tax assets and liabilities in relation to the temporary differences anticipated to be resolved in the fiscal year ended March 31, 2016 and the fiscal years ending March 31, 2017 and thereafter were lowered from approximately 36% to approximately 33% and 32%. As a result, net deferred tax assets decreased by ¥54,357 million, whose effect is included in “Income tax expenses (benefit): Deferred” in the consolidated statements of income. Net income attributable to NTT decreased ¥47,841 million.

The “Act on the Partial Revision of the Income Tax Act” and other laws were enacted on March 29, 2016, changing, among other things, the tax rates for fiscal years beginning on or after April 1, 2016. Due to this change, the statutory tax rate applied to the calculation of the amount of deferred tax assets and liabilities in relation to the temporary differences anticipated to be resolved in the fiscal year ending March 31, 2017 and thereafter were lowered from approximately 32% to approximately 31%. As a result, net deferred tax assets decreased by ¥32,665 million, whose effect is included in “Income tax expenses (benefit): Deferred” in the consolidated statements of income. Net income attributable to NTT decreased ¥23,703 million.

NTT files a consolidated tax return with its wholly owned subsidiaries for National Corporate Tax purposes. The realizable amounts of deferred tax assets related to National Corporate Tax are assessed on the basis of the projected future taxable income of NTT and its wholly owned subsidiaries. As of March 31, 2017, NTT had 81 wholly owned subsidiaries in Japan, including NTT East, NTT West and NTT Communications.

Reconciliations of the difference between the actual effective income tax rate of NTT Group and the statutory tax rate are as follows:

	Percent of income before income taxes and equity in earnings of affiliated companies
	2015	2016	2017
Statutory tax rate	35.60%	33.03%	30.83%
Expenses not deductible for tax purposes	0.42	0.23	1.36
Tax credits	(4.54)	(4.19)	(2.73)
Net change in valuation allowance	1.26	(5.82)	13.29
Effect of changes in the enacted tax rates	5.19	2.19	—
Equity in earnings (losses) of affiliated companies	0.11	0.07	0.40
Net effect of Verio Inc.’s worthless stock deduction	—	—	(13.16)
Other	(0.79)	1.18	0.67

Effective tax rate	37.25%	26.69%	30.66%

Significant components of deferred tax assets and liabilities at March 31, 2016 and 2017 are as follows:

	2016	2017
	Millions of yen
Deferred tax assets:
Liability for employees’ retirement benefits	¥531,614	¥505,000
Accrued enterprise tax	21,659	14,551
Property, plant, equipment, software and other	358,883	354,481
Compensated absences	76,631	77,275
Accrued bonus	32,771	34,386
Unamortized purchases of leased assets	5,801	4,035
Operating loss carryforwards	198,155	393,703
Accrued liabilities for loyalty programs	34,284	38,645
Deferred revenues regarding “Zutto Kurikoshi” and “Packet Kurikoshi”	15,820	9,235
Investments in affiliates	96,623	91,070
Marketable securities and other investments	16,278	25,715
Accounts receivable, trade	25,927	34,724
Other	147,307	149,529

Total gross deferred tax assets	1,561,753	1,732,349
Less—Valuation allowance	(167,147)	(379,493)

Total deferred tax assets	1,394,606	1,352,856

Deferred tax liabilities:
Unrealized gains on securities	(46,367)	(51,566)
Investment in subsidiary, principally arising upon issuance of stock	(207,594)	(168,961)
Property, plant, equipment and other	(122,843)	(123,137)
Identifiable intangible assets	(79,232)	(71,770)
Investments in affiliates	(45,038)	(45,527)
Prepaid pension costs	(25,080)	(31,479)
Other	(32,115)	(36,991)

Total gross deferred tax liabilities	(558,269)	(529,431)

Net deferred tax assets	¥836,337	¥823,425

The valuation allowance at March 31, 2016 and 2017 mainly related to deferred tax assets of NTT and certain subsidiaries with operating loss carryforwards for tax purposes that are not expected to be realized. The net change in the total valuation allowance for the years ended March 31, 2015, 2016 and 2017 were an increase of ¥6,029 million, a decrease of ¥98,803 million and an increase of ¥212,346 million, respectively.

The impact of change in estimates about the realizability of deferred tax assets included in the net changes in the valuation allowance for the fiscal years ended March 31, 2015, 2016 and 2017 were a decrease of ¥13,362 million, a decrease of ¥90,774 million and a decrease of ¥18,372 million, respectively.

The decrease of ¥90,774 million for the fiscal year ended March 31, 2016 was due primarily to a decrease of ¥43,687 million for regional tax in NTT West related to the improvement of its forecast of future taxable income and a decrease of ¥32,698 million in NTT DOCOMO considering prudent and feasible tax-planning strategies that became available during the year.

On April 1, 2015, NTT America, Inc., a subsidiary of NTT Communications, merged with Verio Inc., a subsidiary of NTT America, Inc., in order to restructure its organization and concentrate its capabilities as a means of strengthening its cloud business. NTT America submitted a Pre-Filing Agreement request to recognize the loss on the shares of Verio Inc. as a deductible for income tax purposes to the Internal Revenue Service (“IRS”). NTT America received an approval from the IRS on July 2016. As a result, existing operating loss carryforwards of $2,209.4 million (¥234,268 million) were extinguished and NTT Group recognized $7,182.7 million (¥761,589 million) of new operating loss carryforwards in the fiscal year ended March 31, 2017. The operating loss carryforwards may offset the taxable income of NTT America, Inc. realized from the ordinary course of business through the end of the fiscal year ending March 31, 2036. The transaction resulted in an overall net increase of our deferred tax assets of $1,896.0 million (¥201,043 million), before valuation allowance.

As of March 31, 2016, NTT Group had recorded $36.3 million (¥4,099 million) in net deferred tax assets and $800.0 million (¥90,147 million) as a valuation allowance with respect to the operating loss carryforwards of NTT America, Inc. As of March 31, 2017, NTT Group considered all available positive and negative evidence and recognized $124.0 million (¥13,914 million) in net deferred tax assets for NTT America, Inc., which is the amount NTT determined to be more likely than not of being realized, and $2,608.7 million (¥292,676 million) in valuation allowance was recognized with respect to $6,857.4 million (¥769,339 million) of the operating loss carryforwards.

The following are the positive and negative evidence of NTT America, Inc. that NTT considered in arriving at the conclusion regarding the realizability of the related deferred tax assets.

Positive Evidence

History of three years cumulative income for the fiscal years ended March 31, 2016 and 2017.

Negative Evidence

Limited history of positive income.

Insufficient taxable income level compared with the operating loss carryforwards.

The inherent risk associated with the future forecasted results.

To realize the net deferred tax assets of $124.0 million (¥13,914 million), NTT America, Inc., will need to generate $325.3 million of future taxable income.

The increase in operating loss carryforwards did not have a material effect on NTT Group’s results of operations and financial condition. The recorded amount of the valuation allowance is reassessed at the end of each accounting year based on the forecast for taxable income and the realizability of deferred tax assets, which may lead to the recorded amount of the valuation allowance being reduced in the future.

Realization of the deferred tax assets depends upon the generation of future taxable income during the periods in which those temporary differences become deductible and loss carryforwards are utilizable. Management considers the projected future taxable income, tax-planning strategies and scheduled reversal of deferred tax liabilities in making this assessment. Realization of substantially all of our deferred tax assets is dependent upon continued profitability and NTT anticipates that it will continue to generate substantial income. Although realization is not assured, management believes it is more likely than not that all of the deferred tax assets, less valuation allowance, will be realized. The amount of such net assets considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carryforward period are reduced.

Net deferred tax assets at March 31, 2016 and 2017 are included in the consolidated balance sheets as follows:

	2016	2017
	Millions of yen
Deferred income taxes (current assets)	¥260,446	¥228,590
Deferred income taxes (investments and other assets)	746,561	768,871
Other current liabilities	(4,123)	(7,285)
Deferred income taxes (long-term liabilities)	(166,547)	(166,751)

Total	¥836,337	¥823,425

At March 31, 2017, NTT and certain subsidiaries had operating loss carryforwards for tax purposes of ¥1,177,661 million, which may be used as a deduction in determining taxable income in future periods. The period available to offset future taxable income varies by each tax jurisdiction as follows:

Year ended March 31, 2017	Millions of yen
Within 5 years	¥91,391
6 to 20 years	961,603
Indefinite periods	124,667

Total	¥1,177,661

At March 31, 2016 and 2017, the amount of unrecognized deferred tax liabilities for the portion of the undistributed earnings of NTT’s foreign subsidiaries that are indefinitely reinvested was immaterial.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

2016
Millions of yen
Balance at March 31 2015	¥5,754
Increase in tax position of current year	491
Decrease in tax position of prior year	(1,302)
Foreign currency translation adjustments	362

Balance at March 31, 2016	¥5,305

2017
Millions of yen
Balance at March 31, 2016	¥5,305
Increase in tax position of current year	1,012
Decrease in tax position of prior year	(1,060)
Foreign currency translation adjustments	(199)

Balance at March 31, 2017	¥5,058

The unrecognized tax benefit which would favorably affect the effective income tax rate in future periods was ¥5,305 million and ¥5,058 million at March 31, 2016 and 2017, respectively. NTT does not expect any material changes in its accrued liabilities for unrecognized tax benefits in the next 12 months. NTT Group has elected to classify interest and penalties related to unrecognized tax benefits, if and when required, as part of income tax expense (benefit) in the consolidated statements of income. The total amounts of interest and penalties related to unrecognized tax benefits for the fiscal years ended March 31, 2015, 2016 and 2017 were immaterial. As of March 31, 2017, tax inquiries for NTT and its principal subsidiaries for fiscal years ended March 31, 2015 and prior have been completed by the tax authorities.